                                                                   EXHIBIT 10(y)

                        DISTRIBUTION AND SUPPLY AGREEMENT
          BETWEEN ENZO BIOCHEM, INC. AND CORANGE INTERNATIONAL LIMITED
                                 April 25, 1994

     This agreement is entered into effective this 25th day of April, 1994, by and among Enzo Biochem, Inc. and Enzo Diagnostics, Inc., a wholly-owned subsidiary of Enzo Biochem, Inc. (collectively referred to hereafter as "ENZO"), New York corporations having their principal places of business at 60 Executive Boulevard, Farmingdale, NY 11735, U.S.A., and Corange International Limited, a Bermuda corporation having its principal place of business at 22 Church Street, Hamilton, Bermuda HM HX ("CIL").

     WHEREAS, ENZO owns or has rights to certain PATENTS listed in APPENDIX A ("PATENTS");

     WHEREAS, CIL wishes to market and sell certain PRODUCTS ("PRODUCT(S)"), covered by claims of PATENTS, into the research products market worldwide;

     WHEREAS, ENZO wishes CIL to market and sell certain PRODUCTS, covered by claims of PATENTS, into the research products market worldwide;

     WHEREAS, ENZO manufactures or will manufacture certain PRODUCTS;

     WHEREAS, ENZO desires to have CIL manufacture for ENZO certain PRODUCTS within the scope of this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

I.   Definitions

     AFFILIATE means an entity controlled by or under common control with another entity within the Corange Limited group of companies. For purposes of this Agreement, control shall mean the ownership of a majority of the common stock or the majority of the voting equity interest. Unless the context otherwise requires, "CIL" shall be deemed to refer to Corange International Limited and its AFFILIATES.

     GROUP A PRODUCT means a product that is a nucleotide, oligonucleotide or polynucleotide with a signal generating moiety, the manufacture, use or sale of which is covered by claims of a PATENT and that is not a group A1 product. The current GROUP A PRODUCTS are listed on EXHIBIT A to this Agreement.

     GROUP A1 PRODUCT means a product that is a nucleotide, oligonucleotide or polynucleotide with a signal generating moiety, the manufacture, use or sale of which is covered by claims of a PATENT and that requires additional complex proprietary manufacturing know-how CIL. The current GROUP A1 PRODUCTS are listed on EXHIBIT A1 to this Agreement.

     GROUP C PRODUCT means a product (i) is not a GROUP A PRODUCT or a GROUP A1 PRODUCT, the use of which is covered by claims of a PATENT. The current GROUP C PRODUCTS are listed on EXHIBIT C to this Agreement.

     GROUP D PRODUCT means a product that may or may not infringe claims of a patent which the parties have agreed that CIL shall manufacture, or have manufactured, and sell.

     GROUP E1 PRODUCT means a KIT manufactured by ENZO. The current GROUP E1 PRODUCTS are listed on EXHIBIT E1 to this Agreement.

     GROUP E2 PRODUCT means a product currently manufactured by ENZO that is not part of a KIT. The current GROUP E2 PRODUCTS are listed on EXHIBIT E2 to this Agreement.

     GROUP K PRODUCT means a KIT sold by CIL that contains RAW MATERIALS. The current GROUP K PRODUCTS are listed on EXHIBIT K to this Agreement.

     GROUP K1 PRODUCT means (i) a KIT sold by CIL that does not contain RAW MATERIALS but contains a component that, if sold individually, would be a GROUP K1 PRODUCT, or (ii) a component requiring manufacturing processes in addition to labeling on the base, sugar or phosphate. The current GROUP K1 PRODUCTS are listed on EXHIBIT K1 to this Agreement.

     ENZ-1 DIV 3 CLAIMS means the claims contained in the U.S. patent application USSN 07/130,170, filed December 7, 1987, as allowed by the United States Patent and Trademark Office in the notice of allowance dated November, 1993, or the equivalent claims (or equivalent composition claims) in a foreign patent.

     ENZ-7 COMPOSITION CLAIMS means composition or apparatus claims contained in U.S. Patent No. 4,994,373 (USSN 385986 filed July 20, 1989) or any patent issuing from any parent, continuation, reissue or division of such patent, or any foreign counterpart thereto or comparable claims in any PATENT, that, in mutual agreement between CIL and ENZO or through the final judgment of a court of law, are infringed by a product sold by CIL.

     ENZO SELLING PRICE means the higher of (i) the actual selling price of a GROUP A1, C, K OR K1 product less the usual trade discounts actually allowed, and credits actually given for returns allowances or trades; or *.

     PATENTS means patents throughout the world owned or licensed by ENZO. Issued PATENTS are listed in APPENDIX A to this Agreement, which APPENDIX is subject to periodic supplementation upon the issuance of PATENTS.

     PRODUCTS means collectively all GROUP A PRODUCTS, GROUP A1 PRODUCTS, GROUP C PRODUCTS, GROUP D PRODUCTS, GROUP E1 PRODUCTS, GROUP E2 PRODUCTS, GROUP K PRODUCTS, and GROUP K1 PRODUCTS.

     FORCE MAJEURE means a cause beyond the control of a party, including but not limited to acts of God, acts, laws or regulations of any government, civil disorder, strikes, destruction of production facilities or material by fire, water, earthquake or storm, epidemics and failures of public utilities or common carriers.

     KIT means a PRODUCT containing two or more vials of reagents or other components that are optimized to allow the user to perform a function.

     RAW MATERIALS means a GROUP A PRODUCT or a material that is included as a component of a KIT for which ENZO has PATENTS.

     MANUFACTURING TRANSITION PERIOD is defined in Section VII.

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*    The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 24b-2.

     SELLING PRICE means the actual selling price of a PRODUCT to a CIL customer that is the end user of the PRODUCT, less the usual trade discounts actually allowed, and credits actually given for returns, allowances or trades.

II.  Sale Of PRODUCTS.

     ENZO hereby appoints, and CIL accepts appointment, subject to the conditions set forth herein, as a nonexclusive distributor for the distribution and sale of PRODUCTS to the research market subject to the conditions of this Agreement.

     A.   GROUP A PRODUCTS.

          1. Manufacture and Sale. ENZO or its designee shall manufacture, sell and deliver to CIL and CIL shall purchase exclusively from ENZO (after the MANUFACTURING TRANSITION PERIOD with respect to each GROUP A PRODUCT) such quantities of the GROUP A PRODUCTS as CIL may order in accordance with this Agreement. CIL shall have the right to sell GROUP A PRODUCTS worldwide within the scope of this Agreement.

          2. Packaging. Each of the GROUP A PRODUCTS shall be packaged in CIL-designated packaging and labeling; provided, however, that such packaging shall acknowledge ENZO as provided in this Agreement and that such packaging shall not be changed by CIL to become unduly burdensome to ENZO.

          3. Specifications. Each GROUP A PRODUCT shall conform to the specifications for it agreed to by ENZO and by CIL.

          4. Changes to Exhibit A. CIL may request that ENZO add to EXHIBIT A and manufacture and sell to CIL additional products that are nucleotides, oligonucleotides or polynucleotides with a signal generating moiety, which CIL believes to be GROUP A PRODUCTS, the manufacture, use or sale of which are covered by PATENTS, provided that CIL may not add any additional product for any period during which ENZO has a prior exclusive commitment to a third party. If ENZO desires to manufacture such additional products, then such additional products shall be added to EXHIBIT A and the parties shall immediately enter into good faith negotiations on specifications and price. If ENZO does not desire to manufacture such additional products, such additional products shall be added to EXHIBIT A1 for manufacture by or for CIL under the terms of this Agreement.

     ENZO shall have the right at any time, upon its representation to CIL that it desires to commence manufacture and supply of such additional products, to transfer such additional products from the status of GROUP A1 PRODUCTS to GROUP A PRODUCTS.

     B.   GROUP A1 PRODUCTS.

          1. Manufacture and Sale. ENZO shall engage CIL to manufacture GROUP A1 PRODUCTS in accordance with ENZO's specifications. CIL shall have the right to sell GROUP A1 PRODUCTS worldwide within the scope of this Agreement.

     2. Changes to Exhibit A1. CIL may add to EXHIBIT A1 additional products that fall within the definition of GROUP A1 PRODUCTS by giving ENZO notice to that effect. In the event CIL gives notice to ENZO of an additional product to be included as a GROUP A1 PRODUCT, and ENZO proves by its laboratory and other documentary evidence, that it has been working on a project within the last six
(6) months to develop commercially the same PRODUCT and added to EXHIBIT A.

     C.   GROUP C PRODUCTS.

          1. Manufacture and Sale. ENZO shall engage CIL to manufacture GROUP C PRODUCTS. CIL shall have the right to sell GROUP C PRODUCTS worldwide within the scope of this Agreement.

          2. Changes to Exhibit C. CIL may add additional products to EXHIBIT C by giving ENZO notice to that effect.

     D.   GROUP D PRODUCTS.

          1. Manufacture and Sale. CIL shall have the right to manufacture, have manufactured, and sell GROUP D PRODUCTS worldwide.

          2. Changes to Exhibit D. The parties may mutually consent to include additional products as GROUP D PRODUCTS, which consent shall not be unreasonably withheld.

          3. No Acknowledgement. The foregoing does not constitute an acknowledgement by CIL that any agreement or license from ENZO is necessary in order for CIL to sell or CIL's customers to use GROUP D PRODUCTS.

     E.   GROUP K PRODUCTS.

          1. Manufacture and Sale of KITS. ENZO shall engage CIL to manufacture (except for RAW MATERIALS, which shall be manufactured by ENZO subject to the terms of this Agreement) GROUP K PRODUCTS in accordance with ENZO's specifications. CIL shall have the right to sell GROUP K PRODUCTS worldwide within the scope of this Agreement.

          2. Supply of RAW MATERIALS. ENZO shall supply to CIL and CIL shall purchase exclusively from ENZO (after the MANUFACTURING TRANSITION PERIOD) such quantities of the RAW MATERIALS as CIL may order in accordance with this Agreement.

          3. RAW MATERIAL Specifications. RAW MATERIALS shall conform to the specifications agreed to by ENZO and by CIL.

          4. Changes Exhibit K. CIL may add additional products to EXHIBIT K by giving ENZO notice to that effect, provided that CIL may not add any additional product for any period during which ENZO has a prior exclusive commitment to a third party. ENZO shall use its best efforts to manufacture and sell RAW MATERIALS for such additional GROUP K products to CIL. Until such time as ENZO elects to scale up manufacture of such RAW MATERIAL, ENZO shall request that CIL manufacture the RAW MATERIALS for such additional GROUP K PRODUCTS.

     F.   GROUP K1 PRODUCTS.

          1. Manufacture and Sale of KITS. ENZO shall engage CIL to manufacture, or have manufactured, GROUP K1 PRODUCTS worldwide within the scope of this Agreement. CIL shall have the right to sell GROUP K1 PRODUCTS worldwide within the scope of this Agreement.

          2. Changes to Exhibit K1. CIL may add to EXHIBIT K1 additional products that fall within the definition of GROUP K1 PRODUCTS by giving ENZO notice to that effect.

     G.   GROUP E1 PRODUCTS.

          1. Manufacture and Sale. ENZO shall manufacture, sell and deliver to CIL, and CIL shall purchase exclusively from ENZO such quantities of the GROUP E1 PRODUCTS as CIL may order in accordance with this Agreement. CIL shall have the right to sell GROUP E1 PRODUCTS worldwide within the scope of this Agreement.

          2. Packaging. Each of the GROUP E1 PRODUCTS shall be packaged in CIL-designated packaging and labeling; provided, however, that such packaging shall acknowledge ENZO as provided in this Agreement and that such packaging shall not be unduly burdensome to ENZO.

          3. Specifications. Each GROUP E1 PRODUCT shall conform to the specifications for it agreed to by ENZO and by CIL.

          4. Changes to EXHIBIT E1. CIL may request from time to time that ENZO add to EXHIBIT E1. Upon acceptance, ENZO shall use its best efforts to manufacture and sell such products to CIL. ENZO shall inform CIL, under the terms of this Agreement, of any changes in its product offering that may be added to EXHIBIT E1.

     H.   GROUP E2 PRODUCTS.

          1. Manufacture and Sale of KITS. ENZO shall manufacture, sell and deliver to CIL, and CIL shall purchase exclusively from ENZO such quantities of the GROUP E2 PRODUCTS as CIL may order in accordance with this Agreement. CIL shall have the right to sell GROUP E2 PRODUCTS worldwide within the scope of this Agreement.

          2. Packaging. Each of the GROUP E2 PRODUCTS shall be packaged in CIL-designated packaging and labeling; provided, however, that such packaging shall acknowledge ENZO as provided in this Agreement and that such packaging shall not be unduly burdensome to ENZO.

          3. Specifications. Each GROUP E2 PRODUCT shall conform to the product specifications agreed upon by ENZO and CIL.

          4. Changes to EXHIBIT E2. CIL may request from time to time that ENZO add to EXHIBIT E2. Upon acceptance, ENZO shall use its best efforts to manufacture and sell such products to CIL. ENZO shall inform CIL, under the terms of this Agreement, of any changes in its product offering that may be added to EXHIBIT E2.

III. Sale of GROUP A1, C, K and K1 PRODUCTS BY ENZO.

     CIL appoints, and ENZO accepts appointment, subject to the conditions set forth herein, as a non-exclusive distributor for the worldwide distribution and sale of GROUP A1, C, K, and K1 PRODUCTS, subject to the following conditions:

          A. SUPPLY ARRANGEMENT.

          ENZO shall purchase its requirements for GROUP A1, C, K and K1 PRODUCTS from CIL. Such supply arrangement shall be on an exclusive basis worldwide. If, at any time after the first anniversary of the issuance of a United States patent to CIL covering digoxigenen labeled nucleotides, oligonucleotides or polynucleotides (a "dig patent"), and during the term of this Agreement, such dig patent is or appears to be infringed by a third party in connection with the sale of a product in competition with the PRODUCTS described herein, the party having knowledge thereof shall notify the other and the parties shall consult to consider what, if any, action should be taken. The decision regarding institution of proceedings to abate the infringement shall be at CIL's discretion, and in the event CIL elects to initiate legal proceedings, ENZO shall give CIL all reasonable assistance in such proceedings. In the event CIL shall elect not to institute infringement proceedings, and if ENZO can show, by market research performed by a researcher mutually acceptable to both parties, that infringing sales exceed 20% of the market for a particular PRODUCT, the payment to CIL for such PRODUCT pursuant to this Agreement shall be reduced by 25% until CIL commences legal action against such infringer of settlement has been reached between such infringer and CIL. The foregoing sentence does not constitute a validation, endorsement or belief (express or implied) on the part of ENZO in the validity of any CIL patent claims. PRODUCT specifications, etc. shall be identical in all respects to PRODUCT distributed by CIL. Labeling of any such PRODUCTS shall not include any reference to CIL except as may be required by law.

     B.   SALE TO END USERS.

          ENZO shall sell PRODUCT exclusively to end users, and not for distribution or resale.

     C.   PAYMENT TO CIL.

          In consideration of the right to distribute GROUP A1, C, K AND K1 PRODUCTS, ENZO will pay CIL:

          1. For all GROUP A1 PRODUCTS sold by ENZO to end users, ENZO will pay CIL an amount equal to * of the ENZO SELLING PRICE of such GROUP A1 PRODUCTS. Notwithstanding the foregoing, ENZO will pay CIL an amount equal to * of the ENZO SELLING PRICE of any such GROUP A1 PRODUCTS sold in any country where a dig patent has not issued

          2. For all GROUP C PRODUCTS sold by ENZO to end users, ENZO will pay CIL an amount equal to * of the ENZO SELLING PRICE of such GROUP C PRODUCTS. Notwithstanding the foregoing, ENZO will pay CIL an amount equal to *% of the ENZO SELLING PRICE of any such GROUP C PRODUCTS sold in any country where a dig patent has not issued

          3. For all GROUP K PRODUCTS sold by ENZO to end users, ENZO will pay CIL an amount equal to * of the ENZO SELLING PRICE of such GROUP K PRODUCTS.

----------

* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 24b-2.

          4. For all GROUP K1 PRODUCTS sold by ENZO to end users, ENZO will pay CIL an amount equal to * of the ENZO SELLING PRICE of such GROUP K1 PRODUCTS. Notwithstanding the foregoing, ENZO will pay CIL an amount equal to *% of the ENZO SELLING PRICE of any such GROUP K1 PRODUCTS sold in any country where a dig patent has not issued.

     D. Shipping Terms. All PRODUCTS ordered by ENZO for sale on its own account shall be shipped by CIL pursuant to ENZO's written instructions. FOP Penzberg, Germany.

     E. Warranty. CIL warrants that the PRODUCTS sold to ENZO for sale on its own account shall meet the specifications agreed upon by the parties. CIL's sole obligation under this warranty is to promptly replace the PRODUCTS without cost or expense therefor to ENZO. THIS WARRANTY IS EXPRESSLY IN LIEU OF ANY OTHER WARRANTIES OR LIABILITIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     F. Miscellaneous Terms. The provisions of Section V, Paragraphs A through D, shall be applied to ENZO's purchase of PRODUCTS from CIL in the same fashion as such provisions apply to CIL's purchases from ENZO.

IV.  Price to CIL

     A. GROUP A PRODUCTS:

          1. Sale In Countries Where ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Not Issued. For all GROUP A PRODUCTS manufactured by ENZO and sold by CIL in any country where ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Not Issued, ENZO's price to CIL shall be an amount equal to * of the SELLING PRICE of such GROUP, A PRODUCTS.

          2. Sale In Countries Where ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Issued. For all GROUP A PRODUCTS manufactured by ENZO and sold by CIL in any country where the ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Issued, ENZO's supply price to CIL shall be an amount equal to * of the SELLING PRICE of such GROUP A PRODUCTS.

          3. GROUP A PRODUCTS Manufactured By CIL. For all GROUP A PRODUCTS manufactured for ENZO by CIL during the MANUFACTURING TRANSITION PERIOD pursuant to Section VII B, C, and D of this Agreement, ENZO's supply price to CIL for such GROUP A PRODUCTS shall be an amount equal to (i) *% of the SELLING PRICE of GROUP A PRODUCTS sold by CIL in any country where the ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS have not issued, plus CIL's contract supply price for such PRODUCTS to ENZO (ii) *% of the SELLING PRICE of GROUP A PRODUCTS which are manufactured or sold by CIL in any country where the ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS have issued, plus CIL's contract supply price for such PRODUCTS to ENZO and (iii) *% of the SELLING PRICE of GROUP A PRODUCTS worldwide, plus CIL's contract supply price for such PRODUCTS to ENZO, at such time as the ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS have issued in both Europe and the United States.

                                   *.

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 24b-2.


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

     B.   GROUP A1 PRODUCTS:

          1. Sale In Countries Where ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Not Issued. For all GROUP A1 PRODUCTS sold by CIL in any country Where ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Not Issued in such country, ENZO's supply price to CIL shall be an amount equal to * of the SELLING PRICE of such GROUP A1 PRODUCTS, plus CIL's contract supply price for such PRODUCT TO ENZO.

          2. Sale In Countries Where ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Issued. For all GROUP A1 PRODUCTS sold by CIL in any country ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Issued, ENZO's supply price to CIL shall be an amount equal to * of the SELLING PRICE of such GROUP A1 PRODUCTS, plus CIL's contract supply price for such PRODUCTS TO ENZO.

          3. Sale In Countries When ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Issued. At such time as ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS are issued both in the United States and Europe, ENZO's supply price for all GROUP A1 PRODUCTS sold by CIL shall be an amount equal to * of the SELLING PRICE of such GROUP A1 PRODUCTS, worldwide.

     C.   GROUP C PRODUCTS:

          1. Sale In Countries Where ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Not Issued. For all GROUP C PRODUCTS sold by CIL in any country where the ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Not Issued, ENZO's supply price of such GROUP C PRODUCTS, shall be an amount equal to *% of the SELLING PRICE of such GROUP C PRODUCTS, plus CIL'S contract supply price for such PRODUCTS to ENZO, provided, however, that ENZO shall rebate to CIL as a discount * paid pursuant to Section IV, C, 1 .

          2. Sale In Countries Where ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Issued. For all GROUP C PRODUCTS sold by CIL in any country where the ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Issued, ENZO's supply price to CIL shall be an amount equal to * of the SELLING PRICE of such GROUP C PRODUCTS, plus CIL's contract supply price for such PRODUCT TO ENZO.

          3. Sale In Countries When ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Issued. At such time as ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS are issued both in the United States and Europe, ENZO's supply price for all GROUP C PRODUCTS sold by CIL shall be an amount equal to * of the SELLING PRICE of such GROUP C PRODUCTS worldwide, plus CIL's contract supply price for such PRODUCT TO ENZO.

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 24b-2.


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

     D.   GROUP D PRODUCTS:

          1. CIL shall not owe ENZO any amounts on sales of GROUP D PRODUCTS.

          2. Nothing contained in this Section IV D, shall be construed as a waiver of any rights that ENZO may have against any third party with regard to its PATENTS. In the event ENZO enters into any agreement with any supplier of a GROUP D PRODUCT, ENZO will rebate to CIL any monies or value received from that supplier resulting from such sales of GROUP D PRODUCT to CIL.

     E.   GROUP K PRODUCTS:

          1. Sale In Countries Where ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Not Issued. For all GROUP K PRODUCTS which are sold by CIL in any country where the ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Not Issued, ENZO's supply price to CIL for such GROUP K PRODUCTS shall be an amount equal to * of the SELLING PRICE of such GROUP K PRODUCTS, plus CIL's contract supply prices for such products to ENZO.

          2. Sale In Countries Where ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Issued. For all GROUP K PRODUCTS, which are sold by CIL in any country where the ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Issued, ENZO's supply price to CIL shall be an amount equal to * of the SELLING PRICE of such GROUP K PRODUCTS, plus CIL's contract supply prices for such products to ENZO

          3. Sale In Countries When ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Issued. At such time as ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS are issued both in the United States and Europe, ENZO's supply price for all GROUP K PRODUCTS sold by CIL shall be an amount equal to * of the SELLING PRICE of such GROUP K PRODUCTS worldwide, plus CIL's contract supply prices for such products to ENZO.

     F.   GROUP K1 PRODUCTS:

          1. Sale In Countries Where ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Not Issued. For all GROUP K1 PRODUCTS which are sold by CIL in any country where the ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Not Issued, ENZO's supply price to CIL for such GROUP K1 PRODUCTS shall be an amount equal to * of the SELLING PRICE of such GROUP K1 PRODUCTS, plus CIL's contract supply prices for such products to ENZO.

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 24b-2.

          2. Sale In Countries Where ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Issued. For all GROUP K1 PRODUCTS, which are sold by CIL in any country where the ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Issued, ENZO's supply price to CIL shall be an amount equal to * of the SELLING PRICE of such GROUP K1 PRODUCTS, plus CIL's contract supply price for such products to ENZO.

          3. Sale In Countries When ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS Have Issued. At such time as ENZ 1 DIV 3 CLAIMS or ENZ 7 COMPOSITION CLAIMS are issued both in the United States and Europe, ENZO's supply price for all GROUP K1 PRODUCTS sold by CIL shall be an amount equal to * of the SELLING PRICE of such GROUP K1 PRODUCTS worldwide, plus CIL's contract supply price for such products to ENZO.

     G.   GROUP E1 PRODUCTS.

          1. For GROUP E1 PRODUCTS, ENZO's supply price to CIL shall be an amount equal to * of the SELLING PRICE of such products.


     H.   GROUP E2 PRODUCTS.


     For GROUP E2 PRODUCTS, ENZO's supply price to CIL shall be an amount equal to * of the SELLING PRICE of such products.

     I.   Manufacturing, Use and Sale of Products Prior to This Agreement.

     CIL shall pay to ENZO the amount of * (U.S. dollars) for manufacture, use and sale, by CIL and CIL customers, of all PRODUCTS that have claims that would be infringed by any PATENTS, wherein the manufacture, use or sale occurred prior to this Agreement. This payment of * made by CIL to ENZO shall constitute full payment for manufacture, use and sale of all PRODUCTS manufactured, used or sold by CIL or CIL customers prior to this Agreement. This payment of * shall also release CIL and customers of CIL of any liability for the manufacture, use, and sale of any PRODUCTS manufactured, used or sold prior to this Agreement.

     J.   Method for Determining and Making Payment.

          CIL shall pay ENZO according to the method set forth on Appendix B to this Agreement. Appendix B describes the method for estimating Worldwide Average Unit Prices based upon Worldwide Mannheim. CIL agrees to permit its books and records to be examined by ENZO from time to time to the extent necessary, but not more often than twice per year to verify receipts. Such examination is to

----------

* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 24b-2.

be made by ENZO, at ENZO's expense, except in the event that the results of the audit reveal a discrepancy in ENZO's favor of five (5%) or more, then the audit fees shall be paid by CIL.

     K.                                                      *.

V.   Forecasts and Purchase Orders

     A. Forecasts. During the mid-month of each calendar quarter after the effective date of this Agreement, CIL shall provide to ENZO a non-binding forecast covering its estimated requirements for GROUP A PRODUCTS, RAW MATERIALS, GROUP E1 PRODUCTS, GROUP E2 PRODUCTS and other material manufactured by ENZO under this Agreement for the succeeding two (2) calendar quarters. Such forecast shall be made for planning purposes only and is not a purchase commitment.

     B. Purchase Orders. Purchase orders will be issued to ENZO by CIL at least sixty (60) days in advance of the requested delivery of such products. Each purchase order will indicate specific delivery and/or shipping requirements. ENZO shall meet such requirements provided that the quantities of products ordered are within 130% of the forecast for such quarter. If a purchase order is for a quantity in excess of 130% of the forecast amount for such quarter, the parties agree to negotiate in good faith to agree upon delivery and/or shipping requirements that are reasonable under the circumstances.

     C. Cancellation of Purchase Orders. Purchase orders may be cancelled by CIL no later than fifteen (15) after issuance. If CIL desires to cancel an order later than fifteen (15) after the issuance of such purchase order, the parties agree to negotiate in good faith to determine a reasonable resolution of such order. In the event CIL cancels a purchase order to ENZO under this paragraph, CIL will reimburse ENZO for materials specifically purchased to fill such order, as well as manufacturing costs directly attributable to such fulfillment, incurred prior to the receipt of notice of cancellation.

     D. Conflicting Purchase Order or Order Acceptance. Each purchase order shall be governed by the relevant provisions of this agreement (unless otherwise expressly provided in the individual purchase order and confirmed in writing by
ENZO), and no conflicting term or condition which may appear in the preprinted matter in CIL's purchase order form or ENZO's confirmation or acceptance form shall be binding on either party

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 24b-2.

or apply to any transaction under this agreement unless agreed to by both parties in writing.

     E. Shipping Terms. All PRODUCTS, ordered by CIL shall be shipped by ENZO pursuant to CIL's written instructions, FOB Farmingdale, New York 11735.

VI.  Quality Control and Product Acceptance

     A. GROUP E1 PRODUCTS and GROUP E2 PRODUCTS. ENZO shall provide CIL with GROUP E1 PRODUCT and GROUP E2 PRODUCT specifications and package inserts within thirty (30) days of the execution of this Agreement and promptly after the introduction of any new GROUP E1 PRODUCT or GROUP E2 PRODUCT. Such specifications and package inserts shall be subject to CIL's approval, which shall not be unreasonably withheld.

     B. All Other Products. Before manufacturing any PRODUCTS or RAW MATERIALS other than GROUP E1 PRODUCTS or GROUP E2 PRODUCTS for CIL, ENZO shall provide to CIL (under an appropriate confidentiality and non-use agreement, if ENZO so requests) a detailed description of the manufacturing process ENZO will use in such manufacture. CIL shall have the right to approve such manufacturing process: CIL's approval shall not be unreasonably withheld. Once ENZO begins manufacturing any GROUP A PRODUCT or RAW MATERIALS for CIL, ENZO shall provide documentation to CIL showing that ENZO has manufactured the products in accordance with the manufacturing process that has been approved by CIL. CIL shall have the right to periodically audit ENZO's documentation and manufacturing process to ensure such compliance. Within one (1) year of the time CIL becomes ISO 9000 certified for PRODUCTS, ENZO shall become ISO 9000 certified for such PRODUCTS. CIL shall provide consultative assistance to ENZO to facilitate such certification.

     C. Quality Testing. CIL shall have the right to test PRODUCTS and RAW MATERIALS for the conformance with the specifications upon receipt of such PRODUCTS, and agrees to notify ENZO of acceptance or non-acceptance based on such conformity with the specifications within thirty (30) days in the case of RAW MATERIALS and ten (10) days in case of all other PRODUCTS. Acceptance shall not be unreasonably withheld.

     D. Disagreement on Quality. If the parties disagree as to whether a RAW MATERIAL PRODUCT shipment meets specifications, the parties shall use their best efforts to resolve such disagreement expeditiously. If the parties are unable to resolve the disagreement, ENZO and CIL shall jointly evaluate the disputed product at CIL's facility in Penzberg, Germany or such other site as CIL deems appropriate. In such event, CIL shall pay the reasonable travel expenses of ENZO personnel to Penzberg or such other site.

     E. Storage and Stock Rotation.

          1. ENZO and CIL agree to share all necessary storage and stock rotation practices which apply to the PRODUCTS.

          2. CIL further agrees to take diligent care not to ship PRODUCTS which have expired, been damaged in storage and handling, or improperly stored. CIL will be responsible for damage or liability arising from its shipment of expired, damaged or improperly stored PRODUCTS.

     F. Product Complaint File. CIL agrees to allow ENZO, at ENZO's expense, access to its Product Complaint File on a periodic basis, not to exceed once every six months (under an appropriate confidentiality and non-use agreement, if CIL so requests). If, in ENZO's opinion, an undue number of complaints exist concerning the quality of an individual product, then ENZO and CIL shall meet and discuss the means of ensuring improved quality.

VII. Manufacturing By CIL

     A. Manufacturing Transition Period. At the time of the commencement of this Agreement for GROUP A PRODUCTS or RAW MATERIALS, ENZO may request that CIL manufacture such materials for a limited amount of time until ENZO can initiate manufacturing activities. This manufacturing transition period cannot be a time greater than 6 months.

     B. Quality/Capacity Issues. If, after the MANUFACTURING TRANSITION PERIOD with respect to any GROUP A PRODUCTS or RAW MATERIALS, ENZO becomes unable to supply CIL's supply needs, either because of capacity or quality issues (including, with limitation, a failure to comply with the terms of Section VI
B. CIL may manufacture the affected PRODUCT(S) or RAW MATERIALS for ENZO, and purchase such products at the prices set forth in Section IV with respect to such products, until ENZO certifies to CIL that it has corrected the capacity or quality problem and will be able to meet CIL's requirements.


     C. FORCE MAJEURE. If ENZO becomes unable to supply CIL's product needs as a result of FORCE MAJEURE, CIL may manufacture the affected PRODUCTS for ENZO, and the purchase of such products at the prices set forth in Section IV with respect to such products, until ENZO is able to resume supplying CIL.

VIII. Sales Promotions and Technical Service

     CIL shall exert on its own account, its best efforts in sales promotions and advertisement of PRODUCTS such as direct mailings, catalog listings and promotions, except in the case where CIL determines that it no longer wishes to sell PRODUCTS. ENZO agrees to provide CIL with such technical support for the PRODUCTS and RAW MATERIALS as CIL may reasonably request. ENZO will provide CIL with one copy of any literature, technical data, specifications and the like describing the PRODUCTS and RAW MATERIALS as they are currently produced for the assistance of CIL in the preparation of advertising material and catalogs for existing and new products. CIL will list GROUP E1 PRODUCTS and GROUP E2 PRODUCTS in its next available or published product catalog(s) or in a supplemental catalog in which these PRODUCTS can be listed after the effective date of this agreement. CIL will modify the listings of PRODUCTS in its product catalog(s) as soon as reasonably possible to conform with the list of such PRODUCTS. CIL will modify the listings of GROUP E1 PRODUCTS and GROUP E2 PRODUCTS in its product catalog(s), or a supplemental catalog, at CIL's discretion, as soon as reasonably possible after any corresponding modification of the PRODUCTS in the EXHIBITS of this Agreement.

IX.  Product Labels

     Labels on the outside of PRODUCTS (excluding GROUP D PRODUCTS) including vials and boxes and package inserts shall contain the following wording:

            "Sold through an arrangement with Enzo Diagnostics, Inc."

X.   Warranty

     A. GROUP E1 PRODUCTS and GROUP E2 PRODUCTS. ENZO warrants that the GROUP E1 PRODUCTS and GROUP E2 PRODUCTS sold by ENZO to CIL shall met the specifications agreed to by CIL and described in ENZO's PRODUCT or package inserts. ENZO's sole obligation under this warranty is to promptly replace the GROUP E1 PRODUCTS and GROUP E2 PRODUCTS without cost or expense therefor to CIL. THIS WARRANTY IS EXPRESSLY IN LIEU OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     B. ALL OTHER PRODUCTS and RAW MATERIALS. ENZO warrants that the PRODUCTS and RAW MATERIALS sold by ENZO to CIL shall meet the specifications agreed to by CIL. ENZO's sole obligation under this warranty is to promptly replace the PRODUCTS and RAW MATERIALS without cost or expense therefor to CIL. THIS WARRANTY IS EXPRESSLY IN LIEU OF ANY OTHER WARRANTIES OR LIABILITIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

          1. PRODUCT REPLACEMENT. Notwithstanding the foregoing warranties, ENZO agrees to replace, at no cost to CIL, any PRODUCTS and RAW MATERIALS manufactured by ENZO upon the request of any CIL customer so long as it remains CIL's policy to do the same with respect to its own products. Notwithstanding the foregoing, ENZO shall not be required to replace PRODUCTS and RAW MATERIALS replaced as a result of shipping or handling errors by CIL.

XI.  Relationship Between ENZO and CIL

     Nothing herein creates or constitutes a partnership or an agreement of agency between the parties with respect to any activities whatsoever. The relationship between ENZO and CIL shall be that of seller and buyer, and neither party shall conclude any contract or agreement or make any commitment, representation or warranty which binds the other party or otherwise act in the name of or on behalf of the other party. Furthermore, this agreement is not a license or an implied license of ENZO's PATENTS. ENZO maintains full rights under its PATENTS. The foregoing statements are paramount to this Agreement.

XII. FORCE MAJEURE

     Subject to Section VII D, each of the parties shall be excused from the performance of its obligations under this Agreement in the event performance is prevented by FORCE MAJEURE. The party incurring a FORCE MAJEURE condition shall notify the other that such condition exists within five (5) days of the time such party learns of such condition. Should such FORCE MAJEURE condition continue for forty-five (45) days after such notice, the non-affected party may, at its option, terminate this Agreement. At such termination all designations that are the subject of this Agreement are revoked with the exception of the Confidentiality and Non Use Agreement.

     If ENZO's capacity to manufacture and deliver PRODUCTS and RAW MATERIALS under this agreement is diminished by circumstances beyond its control, then ENZO shall employ its existing capacity to supply CIL in accordance with this agreement in a manner fair and equitable to all its customers.

XIII. Confidentiality and Non-Disclosure

     ENZO and CIL agree that any confidential information relating to ENZO's PATENTS and/or ENZO's or CIL's proprietary technical information and/or ENZO's or CIL's business development in the area of the PRODUCTS will not be disclosed while this Agreement is in effect to third parties except with the prior written consent of the non requesting party or if the confidential information can be shown by documentary evidence that it was:

     (i) in the possession of the receiving party prior to disclosure thereof by the other party;
    (ii) is or through no fault of the receiving party becomes part of the public knowledge or literature;
   (iii) lawfully becomes available without limitation by its disclosure from an outside source; or
    (iv)  the receiving party can prove it was developed independently.

XIV. Term and Termination

     A. Term. This Agreement shall become effective as of the date first above written and shall continue until the expiration of the last PATENT to expire.

     B. Termination for Breach. In the event either party breaches a material provision of this Agreement, the non- breaching party may, after giving the breaching party written notice of such breach and ninety (90) days in which to cure such breach, terminate this Agreement upon written notice to the non-breaching party. Either party may terminate this Agreement forthwith by giving written notice to the other party in the event the other party shall:

     (i) Become insolvent, admit its inability to pay its debts as they mature, or has a petition in bankruptcy filed by or against it or a receiver appointed for all or substantially all of its business or assets; or

    (ii) Make a general assignment of all or substantially all of its business or assets for the benefit of its creditors; or

   (iii)  Cease to carry on its business in the ordinary course.


     C. Termination. If CIL ceases to offer, or has not sold GROUP A, A1, C, K and K1 PRODUCTS, for a period of six (6) months, CIL shall have the right to terminate this Agreement upon thirty (30) days' written notice to ENZO. Upon termination of this Agreement, the distribution relationship between ENZO and CIL shall no longer exist.


     D. Assignment. This Agreement may not be assigned or otherwise transferred by either party (except to an affiliate of such party) without the written consent of the non-assigning party. Any attempted assignment or transfer without such consent shall be void.

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 24b-2.

XV.  Use of Products

     Unless otherwise specified in writing and agreed to by both parties, all PRODUCTS are for research use only and are not intended for or to be used for diagnostic or therapeutic use.

XVI. Indemnification and Insurance

     A. Indemnification.

     ENZO agrees to and shall defend, indemnify and hold CIL, its employees, agents and officers harmless, including attorneys' fees, from and against any suit or proceeding alleging death or injury to persons or property and any liability, damages or penalties awarded therein and resulting from or arising from ENZO's negligence in the manufacture, storage or transport of PRODUCTS and RAW MATERIALS prior to their receipt by CIL. CIL agrees to and shall defend, indemnify and hold ENZO, its employees, agents and officers harmless, including attorneys fees, from and against any suit or proceeding alleging death or injury to persons or property and any liability, damages or penalties awarded therein and resulting from or arising from CIL's negligence in handling, storage or transport of PRODUCTS and RAW MATERIALS after receipt thereof from ENZO.

     B. Insurance Each party shall at all times during the term of this Agreement purchase and maintain comprehensive general liability insurance including products liability, contractual liability and broad form property damage with combined single limits for bodily injury and/or death and property damage of $5,000,000 for any one occurrence. Such insurance shall also require thirty (30) days' prior written notice of cancellation or material change in coverage.

XVII. Third Party Patents.

     ENZO agrees to and shall defend, indemnify and hold CIL and its customers harmless, including attorneys fees, from and against any suit, proceeding, claim or loss and any damages or penalties awarded therein so far as such suit or proceeding is based upon an assertion that the use or sale of PRODUCTS and RAW MATERIALS are, in such suit or proceeding, held to infringe and their further use or sale is enjoined. ENZO shall, at its sole cost and expense, either (i) procure for CIL and its customers the right to continue using and selling such PRODUCTS and RAW MATERIALS, (ii) replace such PRODUCTS and RAW MATERIALS with non-infringing equivalents, (iii) modify such PRODUCTS and RAW MATERIALS so that they become non-infringing, or (iv) discontinue the use or sale of such PRODUCTS and RAW MATERIALS if no alternative recourse is possible.

XVIII. Patent Infringement.

     Infringement Proceedings. If, at any time after the first anniversary of the issuance of * and during the term of this Agreement, one or more of the PATENTS is or appears to be infringed by a third party in connection with the sale of a product in competition with the PRODUCTS described herein, the party having knowledge thereof shall notify the other and the parties shall consult to consider what, if any, action should be taken. The decision regarding institution of proceedings to abate the infringement shall be at ENZO's discretion, and in the event ENZO elects to initiate legal proceedings, CIL shall give ENZO all reasonable assistance in such proceedings. In the event ENZO shall elect not to institute infringement proceedings, and if CIL can show, by market research performed by a researcher mutually acceptable to both parties, that infringing sales exceed 20% of the market for a particular PRODUCT, the payment to ENZO for such PRODUCT pursuant to this Agreement shall be reduced by 25% until ENZO commences legal action against such infringer or settlement has been reached between such infringer and ENZO.

XIX. Invoicing and Payment. Invoices by each party to the other for work performed and product supplied hereunder shall be issued at the end of each calendar quarter. The net amount due shall be paid within thirty (30) days of the end of each quarter.

XX.  Miscellaneous

     A. Waiver.

     A waiver of any provision of this Agreement must be in writing. Waiver by ENZO or CIL of any provision of this agreement shall not be deemed a waiver of future compliance therewith and such provision as well as all other provisions hereunder shall remain in full force and effect.

     B. Governing Law. This Agreement is made under and shall be governed by the laws of the State of New York.

     C. Severability. In the event that any clause of this Agreement shall be found to be void or unenforceable, such finding shall not be construed to render any other clause of this Agreement either void or unenforceable, and all other clauses shall remain in full force and effect.

     D. Headings. All headings of the sections and paragraphs of this Agreement are inserted for convenience only and shall not affect any construction or interpretation of this Agreement.

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 24b-2.

     E. Notices. All notices to be given with respect to this Agreement shall be in writing and shall be deemed effectively given:

     (a)  when delivered personally;
     (b) seven calendar days after being deposited in the mail, registered or certified mail, return receipt requested addressed as set forth below, or to such other address that either party designates by written notice to the other party:

     ENZO:   Enzo Diagnostics, Inc.
             60 Executive Boulevard
             Farmingdale, NY  11735
             Attention:  Mr. Shahram K. Rabbani
             Executive Vice President
               and Chief Operating Officer
             Fax No.: 1 (516) 755-5509
             Phone No.: 1 (516) 755-5500

     CIL:    Boehringer Mannheim Corporation
             9115 Hague Road
             Indianapolis, IN  46220
             Attn.:  General Manager-Biochemicals
                     North America
             Fax No.: 1 (317) 576-7317
             Phone No.: 1 (317) 845-2000

     F. Entirety. This Agreement together with the Appendix and Exhibits attached hereto embodies the entire understanding between CIL and ENZO, and there are no contracts or prior drafts of the agreement, understandings, conditions, warranties or representations, oral or written, express or implied, with reference to the subject matter hereof which are not merged herein. No modification hereto shall be of any force or effect unless (1) reduced to writing and signed by both parties hereto, and (2) expressly referred to as being modifications of this agreement.

     G. Mutuality. This Agreement has been drafted after considerable negotiation by the parties and on the basis of mutual understanding; neither party shall be prejudiced as being the drafter thereof.

     H. Public Announcements. Any press release or other public announcement relating to this Agreement shall be approved by both parties prior to its release.

     IN WITNESS WHEREOF, the parties have cause this Agreement to be executed by their duly authorized representatives.

ENZO BIOCHEM, INC.                     CORANGE INTERNATIONAL LIMITED

By: /s/ Dean Lee Engelhardt            By: /s/ William Petrovic
    -----------------------------          ----------------------------------
    Dean Lee Engelhardt, Ph.D              William Petrovic
    Senior Vice President                  Treasurer


            April 25, 1994                            April 25, 1994
    -----------------------------          ----------------------------------
               DATE                                      DATE

                             PRODUCT CLASSIFICATION
           EXHIBIT A
Seq #       BM Group                Name

 396           A             Biotin-16dUTP, sale
 669           A             DNA mol wt mk VI, padigxgn
1671           A             DNA MWM II BIOTIN LABELED
1673           A             DNA MWM III BIOTIN LABELED
1675           A             DNA MWM VI BIOTIN LABELED
1717           A             RNA Marker III-DIG label
1721           A             Fluorescein-12-eeUTP
1778           A             Biotin 16-ddUTP
1779           A             Fluorescein-12-ddUTP
1780           A             Fluorescein-12-UTP
1782           A             Hydroxy-cuomarin-6-dUTP
1784           A             Biotin-11-UTP
1809           A             Dig DNA MWM VIII
1903           A             DNA Mol Wt XI, dig-labeled
1904           A             DNA Mol Wt XII, dig label
1975           A             Rhod-6-dUTP
5002           A             RNA MWM I DIGOXIGENIN LABEL **
5003           A             RNA MWM I DIG-LABEL **
5004           A             Dig-16-dATP

           EXHIBIT A1
 589           A1            DIGOXIGENIN 11-DUTP **(HAZ)
 590           A1            Digoxigenin-11-UTP
1662           A1            DIG RNA LABELING _____________
1663           A1            DIG-11-ddUTP
1974           A1            AMCA-8-dUTP
5005           A1            Dig-11-dUTP
5012           A1            Dig-11-dUTP, alk label
5013           A1            Dig-11-dUTP, alk label

           EXHIBIT C
 115           C             Anti-digoxigenin-(Fab)-AP
 114           C             Anti-digoxigenin-(Fab)-POD
 113           C             Anti-digoxigenin-(Fab)-flu
 116           C             Anti-digoxigenin-(Fab)- ___
1652           C             ANTI-DIG (MONO)
1765           C             Anti-Fluor-AP, Fab

            EXHIBIT D
            BM Group
Seq #                           Name

 112           D             Anti-digoxigenin (Fab)
 410           D             Blocking Reagent, hybrid
 672           D             DNA polymerase I
 673           D             DNA pol I, enconuc-free
 674           D             DNA pol I, klenow frag
1131           D             Nick translation Kit
1178           D             Nylon membranes, positive
1356           D             Primer, Random pd(N)G
1397           D             Random Primed Labeling Kit
1521           D             RNA polymerase, E. coli
1522           D             SPG RNA polymerase
1523           D             RNA polymerase, 13
1524           D             RNA polymerase, 17
1548           D             Streptavicin-AP, NA det
1574           D             Terminal transferase
1592           D             Transcription Kit, SP6/T7
1653           D             _________________________________________
1672           D             DNA MWM II DIG LABELED **
1674           D             DNA MWM III DIG LABELED **

1883           D             HEXANUCLEOTIDE MIXTURE IOX
1886           D             Lumi-Phos 530
1766           D             Anti-FluorPOD,Fab
1785           D             Lumigen PPD
1799           D             [Fluorescein]-unconj(Mab)
1915           D             anti-dig gold conj.
1978           D             [dig]-AMCA, Feb Frag
5019           D             SPG primer, dig
5020           D             T3 primer, dig
5021           D             T7 primer, dig
5022           D             lambda ___________ rev.primer, dig
5023           D             lambda ___________ primer, dig
5024           D             DIG Wash and Block buffer set

           EXHIBIT K
 658           K             DNA 3-End Labeling Kit
 660           K             Genius 2 DNA Labeling Kit
 661           K             Genius 1 DNA Label/Det Kit
1168           K             Genius 3 NA Det. Kit
1661           K             DIG DNA LABELING MIXTURE
16__           K             GENIUS 5 OLIGO LABEL KIT
1755           K             Genius 6 Oligo ___________ Kit
1768           K             Genius 7 Lumin. Det. Kit

Seq #       BM Group                Name

1803           K             DIG DNA Sequencing Kit
1890           K             Genius 4 RNA Labeling Kit
1976           K             Genius 5 End Labeling Set
5000           K             MULTI-COLOR DNA DETECTION SET
5001           K             ET-Assay Kit
               K             ____________________________________________
5028           K             Biotin High Prime
5027           K             Fluor High Prime

           EXHIBIT K1
1951           K1            Actin RNA probe-DIG labeled
5006           K1            HUMAN CHROMOSOME,ALL,PROB,DIG **
5007           K1            Human Chr. Y, dig
5008           K1            Human Chr Y, flu
5009           K1            Human chr. 1, dig
5010           K1            Human chr. 1, flu
5011           K1            Human chr. ______, flu
5014           K1            PCR DIG labelling mix
5015           K1            DIG labeled control DNA
5016           K1            DIG labeled control RNA
5017           K1            DIG labeled control oligo
5018           K1            S. cerevisiae chr. probe, dig

                                   EXHIBIT E-1

CATEGORY E1

            Enzo
Category  Cat. No.         Product
--------  --------         -------

    E1    42803   Nick Translation System (containing Bio-11-dUTP
    E1    42804   Nick Translation System (to be used with nucleotide of choice)
    E1    42809   Terminal Labeling Kit
    E1    42810   Random Priming Kit
    E1    42813   BioBridge(R) Labeling System
    E1    42807   RNA Labeling System - T3/T7
    E1    42808   RNA Labeling System - SP6
    E1    43818   DETEK(R)I-f (double antibody fluorescence)
    E1    43820   DETEK(R)-hrp Kit
    E1    43822   DETEK(R)-alk Kit
    E1    43823   DETEK(R)-Enhancer Kit (double antibody alk phos)
    E1    43825   Peroxidase Substrate Kit (AEC)
    E1    43826   Peroxidase Substrate Kit (DAB)
    E1    43827   Alkaline Phosphate Substrate Kit (NBT/BCIP)
    E1    43900   ImmunoDETEK(R) Kit (Peroxidase)
    E1    43910   ImmunoDETEK(R) Kit (Alkaline Phosphatase)

                                   EXHIBIT E-2
CATEGORY E1

               Enzo
Category     Cat. No.  Product
--------     --------  -------

    E2      42814      BioBridge(R) Labeling Molucule
    E2      42806      Bio-11-dUTP (0.3mM)
    E2      42806-50   Bio-11-dUTP (1.0mM)
    E2      42811      Bio-16-dUTP (0.3mM)
    E2      42811-50   Bio-16-dUTP (1.0mM)
    E2      42816      Bio-11-dCTP (0.3mM)
    E2      42816-50   Bio-11-dCTP (1.0mM)
    E2      42819      Bio-7-dATP (0.3mM)
    E2      42819-50   Bio-7-dATP (1.0mM)
    E2      42812      Bio-AP3-dCTP (0.3mM)
    E2      42815      Bio-11-UTP (20mM)
    E2      42801      Bio-11-CTP (20mM)
    E2      42817      Allylamine UTP (20mM)
    E2      43861      IgG fraction rabbit anti biotin
    E2      43805      DETEK(R)-fav (fluoresceinated avidin)
    E2      43406      ENZOTIN(R) Biotinylating Reagent

                 ENZO DIAGNOSTICS, INC.-BOEHRINGER MANNHEIM GMBH
                            DISTRIBUTORSHIP AGREEMENT

                          EXHIBIT A - AMENDMENT A DATED
                                 AUGUST 19, 1994

                               ENZO BIOCHEM, INC.
                          UNITED STATES ISSUED PATENTS

================================================================================
                                                                 Grant of
                                                                  Patent
 Patent Number                  Title/Inventor                   Published
--------------------------------------------------------------------------------
4,687,732         Visualization Polymers and Their             Aug. 18. 1987
                  Application to Diagnostic Medicine
                  David C. Ward et al.
--------------------------------------------------------------------------------
4,707,352         Method of Radioactively Labeling             Nov. 17. 1987
                  Diagnostic and Therapeutic Agents
                  Containing a Chelating Group
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,707,440         Nucleic Acid Hybridization Assay and         Nov. 17, 1987
                  Detectable Molecules Useful in Such
                  Assay
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,711,955         Modified Nucleotides and Methods of          Dec. 8. 1987
                  Preparing and Using Same
                  David C. Ward et al.
--------------------------------------------------------------------------------
4,746,604         Specific Binding Assays Utilizing A          May 24, 1988
                  Viable Cell as a Label
                  Solomon Mowshowitz
--------------------------------------------------------------------------------
4,755,458         Composition and Method for the               Jul. 5, 1988
                  Detection of the Presence of a Polynucleotide Sequence of
                  Interest Elazar Rabbani et al.
--------------------------------------------------------------------------------
5,328,824         Methods of Using Labeled                     Jul. 12, 1994
                  Nucleotides
                  David C. Ward
--------------------------------------------------------------------------------
5,241,060         Base Moiety-Labeled Detectable               Aug. 31, 1993
                  Nucleotide
                  Dean Englehardt et al.
--------------------------------------------------------------------------------
5,260,433         Saccharide Specific Binding System           Nov. 9, 1993
                  Labeled Nucleotides
                  Dean Englehardt et al.
--------------------------------------------------------------------------------

================================================================================
                                                                 Grant of
                                                                  Patent
 Patent Number                  Title/Inventor                   Published
--------------------------------------------------------------------------------
4,767,609         Therapeutic and Diagnostic Processes         Aug. 30, 1988
                  Using Isotope Transfer to Chelator-
                  Target Recognition Molecule Conjugate
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,772,548         Radiosotopicassay Using Isotope              Sept. 20, 1988
                  Transfer to Chelator-Target
                  Recognition Molecule Conjugate
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,843,122         Detectable Molecules, Method of              June 27, 1989
                  Preparation and Use
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,849,208         Detectable Molecules, Method of              Jul. 18, 1989
                  Preparation and Use
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,849,505         Detectable Molecules, Method of              Jul. 18, 1989
                  Preparation and Use
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,868,103         Analyte Detection by Means of Energy         Sep. 19, 1989
                  Transfer
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,889,798         Hetarologous System for the Detection        Dec. 26, 1989
                  of Chemically Labeled DNA and other
                  Biological Materials Providing a
                  Receptor or Target Moiety Therson
                  Elazar Rabbani
--------------------------------------------------------------------------------
4,894,325         Hybridization Method for the Detection       Jan. 16, 1990
                  of Genetic material
                  Dean Englehardt et al.
--------------------------------------------------------------------------------
4,900,669         Necleotide Sequence Composition and          Feb. 13, 1990
                  Method for Detection for Neissera
                  Gonorrhoeae and Method for Screening
                  for a Nucleotide Sequence that is
                  Specific for a Genetically Distinct
                  Group
                  Andrew Lo et al.
--------------------------------------------------------------------------------
4,943,523         Detectable Molecules, Method of              Jul. 24, 1980
                  Preparation and Use
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------

================================================================================
                                                                 Grant of
                                                                  Patent
 Patent Number                  Title/Inventor                   Published
--------------------------------------------------------------------------------
4,952,665         Detectable Molecules, Method of              Aug. 28, 1990
                  Preparation and Use
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,987,065         In Vivo Labelling of Polynucleotide
                  Sequences
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,994,373         Method and Structures Employing              Feb. 19, 1991
                  Chemically-Labelled Polynucleotide
                  Probes
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
5,002,885         Detectable Molecules, Method of              Mar. 26, 1991
                  Preparation and Use
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
5,013,831         Detectable Molecules, Method of              May 7, 1991
                  Preparation and Use
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
5,024,933         Method and Kit for Sample Adherence to       June 18, 1991
                  Test Substrate
                  Huey-Lang Yang et al.
--------------------------------------------------------------------------------
5,061,076         Time-Resolved Fluorometer                    Oct. 29, 1991
                  Ian Hurley
--------------------------------------------------------------------------------
5,082,830         End Labeled Nucleotide Probe                 Jan. 21, 1992
                  Christine L. Brakel et al.
--------------------------------------------------------------------------------
5,175,269         Compound and Detectable Molecules            Dec. 29, 1992
                  Having An Oligo-or Polynucleotide with
                  Modifiable Reactive Group
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
5,288,609         Capture Sandwich Hybridization Method        Feb. 22, 1994
                  and Composition
                  Dean Engelhardt et al.
--------------------------------------------------------------------------------
5,328,824         Methods of using Labeled Neucleotides        Jul. 12, 1994
================================================================================

                                   APPENDIX B


WORLD-WIDE LOCAL NET SALES FOR DIG PRODUCTS ARE CALCULATED FOR 1994 BY APPLYING A FACTOR OF 1.85 ON EX MANNHEIM NET SALES.

THE FACTOR OF 1.85 REFLECTS THE RATIO BETWEEN LOCAL WORLD-WIDE NET SALES AND EX MANNHEIM SALES.

IT SHALL BE REVISED AND AGREED UPON MUTUALLY ON A YEARLY BASIS ACCORDING TO THE ACTUAL SITUATION OF THE CURRENT YEAR AND BE APPLIED FOR THE FOLLOWING YEAR.

AVERAGE LOCAL UNIT PRICE SHALL BE CALCULATED BY APPLYING THE NUMBER OF UNITS SOLD EX MANNHEIM.



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